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Exhibit 99.2

CERTIFICATION OF PERIODIC REPORT

I, Lewis Lyons, Vice President, Finance, and Chief Financial Officer of Deb Shops, Inc., certify, pursuant to Section 906 of the Sarbanes–Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)   the Quarterly Report on Form 10–Q of the Company for the quarterly period ended October 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 6, 2002

/s/ Lewis Lyons

Lewis Lyons Vice President, Finance, and Chief Financial Officer